UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 7, 2024, BorgWarner Inc. (“BorgWarner” or the “Company”) executed an Underwriting Agreement, dated August 7, 2024, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, each acting on behalf of itself and the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell, and subject to the terms set forth therein, the Underwriters agreed to purchase $500 million aggregate principal amount of its 4.950% Senior Notes due 2029 (the “2029 Notes”) and $500 million aggregate principal amount of its 5.400% Senior Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Notes”).

The Notes are governed by an indenture, dated September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Chase Manhattan Trust company, National Association), as trustee (the “Base Indenture”), as supplemented by a Ninth Supplemental Indenture, that will be dated as of the date of the original issuance of the Notes (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee for the Notes. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 4.950% per annum, in the case of the 2029 Notes, and 5.400% per annum, in the case of the 2034 Notes, on the principal amount, payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2025. The 2029 Notes will mature on August 15, 2029, unless redeemed prior thereto, and the 2034 Notes will mature on August 15, 2034, unless redeemed prior thereto.

The Company may redeem the Notes at its option at any time, in whole or from time to time in part. If the redemption of the 2029 Notes occurs at any time prior to July 15, 2029 (the “2029 Notes Par Call Date”) or the redemption of the 2034 Notes occurs at any time prior to May 15, 2034 (the “2034 Notes Par Call Date”), then the redemption price will equal the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes discounted to the redemption date (assuming the 2029 Notes matured on the 2029 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in the case of the 2029 Notes, or plus 25 basis points, in the case of the 2034 Notes, less (b) interest accrued to the redemption date on the Notes being redeemed, and (2) 100% of the principal amount of the Notes being redeemed, plus in either case, accrued and unpaid interest on such Notes, to, but excluding, the redemption date. If the Company redeems the 2029 Notes on or after the 2029 Notes Par Call Date or the 2034 Notes on or after the 2034 Notes Par Call Date, the redemption price will equal 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest on such Notes to, but excluding, the redemption date.

If a change of control repurchase event (as defined in the Indenture) occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes, the Company will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof) of that holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus unpaid interest, if any, accrued on such Notes to, but excluding, the repurchase date.

The Notes will be the Company’s general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. The Notes will be effectively subordinated to any of the Company’s existing or future secured debt to the extent of the value of the assets securing such debt and will be structurally subordinated to all existing and future liabilities and any preferred equity of the Company’s subsidiaries.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, certain defaults under other indebtedness of the Company or certain of its subsidiaries and bankruptcy, insolvency or reorganization affecting the Company or certain of its subsidiaries.

This description of the Indenture is a summary and is qualified in its entirety by reference to the full text of the Base Indenture and the full text of the Ninth Supplemental Indenture. A copy of the Base Indenture is filed as Exhibit 4.1, and the Company will file with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K the Ninth Supplemental Indenture after the completion of the offering of the Notes.

The Company intends to use the net proceeds from the sale of the Notes to repurchase any and all of the Company’s 3.375% Senior Notes due March 15, 2025 and 5.000% Senior Notes due October 1, 2025 validly tendered and accepted for purchase in tender offers the Company has commenced for such notes and to pay fees and expenses in connection with the tender offers. Any remaining proceeds will be used for general corporate purposes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The offer and sale of the Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-269858) (the “Registration Statement”), including the prospectus constituting a part thereof, dated February 17, 2023, and the prospectus supplement, dated August 7, 2024, filed by the Company with the SEC. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should ,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact, contained in this Current Report on Form 8-K regarding matters that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include supply disruptions impacting us or our customers, commodity availability and pricing, and an inability to achieve expected levels of recoverability in commercial negotiations with customers concerning these costs; competitive challenges from existing and new competitors, including original equipment manufacturer (“OEM”) customers; the challenges associated with rapidly changing technologies, particularly as they relate to electric vehicles, and our ability to innovate in response; the difficulty in forecasting demand for electric vehicles and our electric vehicles revenue growth; potential disruptions in the global economy caused by wars or other geopolitical conflicts; the ability to identify targets and consummate acquisitions on acceptable terms; failure to realize the expected benefits of acquisitions on a timely basis; the possibility that our 2023 tax-free spin-off of our former Fuel Systems and Aftermarket segments into a separate publicly traded company will not achieve its intended benefits; the failure to promptly and effectively integrate acquired businesses; the potential for unknown or inestimable liabilities relating to the acquired businesses; our dependence on automotive and truck production, which is highly cyclical and subject to disruptions; our reliance on major OEM customers; impacts of any future strikes involving any of our OEM customers and any actions such OEM customers take in response; fluctuations in interest rates and foreign currency exchange rates; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims, or governmental investigations, including related litigation; future changes in laws and regulations, including, by way of example, taxes and tariffs, in the countries in which we operate; impacts from any potential future acquisition or disposition transactions; and the other risks noted in reports that we file with the SEC, including Item 1A, “Risk Factors,” in our most recently filed Annual Report on Form 10-K and/or Quarterly Report on Form 10-Q. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this Current Report on Form 8-K to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 7, 2024, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as Representatives of the several underwriters named therein.
4.1	Indenture, dated September 23, 1999, between Borg-Warner Automotive, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee (incorporated by reference to Exhibit No. 4.6 to the Company’s Registration Statement 333-172198 filed on February 11, 2011).
5.1	Opinion of Foley & Lardner LLP.
5.2	Consent of Foley & Lardner LLP (included in Exhibit 5.1 and incorporated by reference herein).
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: August 8, 2024	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary